EXHIBIT 10.2

Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[REDACTED]” to indicate where redactions have been made.

ASSIGNMENT OF CONTRACT

KNOW ALL MEN BY THESE PRESENTS, that:

[REDACTED], an individual, with a mailing address of [REDACTED]Street, New York, NY, hereinafter referred to as the Assignor;

For and in consideration of the sum of One ($1) Dollar and other good and valuable consideration, receipt of which is hereby acknowledged;

DOES HEREBY ASSIGN, SET OVER AND TRANSFER unto 10 W65, LLC, hereinafter referred to as the Assignee;

ALL OF ITS RIGHT, TITLE AND INTEREST in and to that certain Purchase and Sale Agreement dated the 1s t day of April 2025, between 10 WEST 65 OWNER LLC, as seller, and [REDACTED], as purchaser (hereinafter referred to as the Agreement), which Agreement covers the real property in the City of New York County of New York State of New York, known as IO West 65th Street, New York, NY, and as more particularly bounded and described on Exhibit A, annexed hereto and made a part hereof.

TO HAVE AND TO HOLD the same unto the Assignee, its successors and assigns.

The interest in the Agreement is transferred and assigned subject to all of the terms , covenants, and conditions set out therein.

IN WITNESS WHEREOF, this instrument has been duly executed as of the           day of May 2025.

[REDACTED], Assignor		10 W65, LLC, Assignee:

By:	[REDACTED]	By:	[REDACTED]
[REDACTED]		[REDACTED]

10 WEST 65 OWNER LLC, hereby consents to the assignment of the Agreement and all the terms, conditions and covenants therein, from [REDACTED]to 10 W65, LLC:

10 WEST 65 OWNER, LLC, Seller:

By:        /s/ JJ Bistricer

JJ. Bistricer

EXHIBIT A

STEWART TITLE INSURANCE COMPANY

SCHEDULE A

DESCRIPTION OF PREMISES

Title No.: GST-25-32314-NY

ALL that certain plot piece or parcel of land, situate, lying and being in the Borough of Manhattan, County ofNew York, City and State of New York, bounded and described as follows:

BEGINNING at a point on the southerly side of West 65th Street, distant 150 feet westerly from the comer formed by the intersection of the westerly side of Central Park West and the southerly side of West 65th Street;

RUNNNG THENCE westerly along the southerly side of West 65th Street, 191 feet 8 inches;

THENCE southerly and parallel with Central Park West and part of the distance through a party wall, 100 feet 5 inches to the center line of the block;

THENCE easterly along said center line of the block, 191 feet 8 inches;

THENCE northerly, again parallel with the westerly side of Central Park West, 100 feet 5 inches to the point or place of BEGINNING.

DESCRIPTION